SECURITY AGREEMENT
THIS SECURITY AGREEMENT (this "Agreement") is dated as of
November 16, 2001,  by BIOENVISION, INC., a Delaware corporation
(the "Grantor"), in favor of SCO CAPITAL PARTNERS LLC, a Delaware limited liability company (the "Lender").

                        Recitals
WHEREAS, pursuant to that certain letter agreement (the "Letter Agreement") of even date herewith between the Grantor and Lender, Lender has made available a senior, secured credit facility in the aggregate principal amount of up to One Million Dollars ($1,000,000);

WHEREAS, pursuant to that certain Note of even date herewith, issued by the Grantor in favor of the Lender (as the same may from time to time be amended, modified, supplemented or restated, the "Note"), Grantor has promised to pay the Obligations (as defined herein) to the Lender; and

WHEREAS, the obligations of the Lender under the Letter Agreement are subject to the condition, among others, that Grantor shall have executed and delivered to Lender this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Grantor, Grantor hereby represents, covenants and agrees with Lender as follows:

1.   Definitions.
a. When used in this Agreement the following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

"Collateral" has the meaning assigned to such term in Section 2 of this Agreement.

"Contracts" means all contracts (including any customer, vendor, supplier, service or maintenance contract), leases, licenses, undertakings, purchase orders, permits, franchise agreements or other agreements (other than any right evidenced by Chattel Paper, Documents or Instruments), whether in written or electronic form, in or under which Grantor now holds or hereafter acquires any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

"Copyrights" means all of the following now owned or hereafter acquired or created (as a work for hire for the benefit of Grantor) by Grantor or in which Grantor now holds or hereafter acquires or receives any right or interest, in whole or in part:
(a) all copyrights, whether registered or unregistered, held pursuant to the laws of the United States, any State thereof or any other country; (b) registrations, applications, recordings and proceedings in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country; (c) any continuations, renewals or extensions thereof; (d) any registrations to be issued in any pending applications, and shall include any right or interest in and to work protectable by any of the foregoing which are presently or in the future owned, created or authorized (as a work for hire for the benefit of Grantor) or acquired by Grantor, in whole or in part; (e) prior versions of works covered by copyright and all works based upon, derived from or incorporating such works; (f) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect to copyrights, including, without limitation, damages, claims and recoveries for past, present or future infringement; (g) rights to sue for past, present and future infringements of any copyright; and (h) any other rights corresponding to any of the foregoing rights throughout the world.

"Obligations" has the meaning set forth in Section 3 of this Agreement.

"Patents" means all of the following in which Grantor now holds or hereafter acquires any interest: (a) all letters patent of the United States or any other country, all registrations and recordings thereof and all applications for letters patent of the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country; (b) all reissues, divisions, continuations, renewals, continuations-in-part or extensions thereof; (c) all petty patents, divisionals and patents of addition; (d) all patents to issue in any such applications; (e) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect to patents, including, without limitation, damages, claims and recoveries for past, present or future infringement; and (f) rights to sue for past, present and future infringements of any patent.

"Trademark" means any of the following in which Grantor now holds or hereafter acquires any interest: (a) all trademarks, whether registered or unregistered, held pursuant to the laws of the United States, and State thereof, or any country (b) registrations, applications, recordings and proceedings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country; (c) any continuations, renewals or extensions thereof; (d) any registrations to be issued in any pending applications (e) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect to trademarks, including, without limitation, damages, claims and recoveries for past, present or future infringement; (g) rights to sue for past, present and future infringements of any trademark; and (h) any other rights corresponding to any of the foregoing rights throughout the world.

"UCC" means the Uniform Commercial Code as the same may from time to time be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Lender's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code (including the Articles thereof) as in effect at such time in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions. In addition, the following terms shall have the meanings set forth for such terms in the UCC: "Account," "Account Debtor," "Chattel Paper" (including tangible and electronic chattel paper), "Commercial Tort Claims," "Commodity Account," "Deposit Account," "Documents," "Equipment," "Fixtures," "Fixture Filing," "General Intangible" (including, without limitation, Payment Intangibles, Copyrights, Patents, Trademarks, designs, drawings, technical information, marketing plans, customer lists, trade secrets, proprietary or confidential information, inventions (whether or not patentable), procedures, know-how, models and data), "Instrument," "Intellectual Property," "Inventory" (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), "Investment Property" (including Securities, Securities Accounts and Securities entitlements), "Letter-of-Credit Right" (whether or not the letter of credit is evidenced by a writing), "Payment Intangibles," "Proceeds," "Promissory Notes," "Securities," "Securities Account," "Securities Entitlement" and "Supporting Obligations." Each of the foregoing terms shall include all of such items now owned, or hereafter acquired, by Grantor.

b. Except as otherwise defined herein, all capitalized terms used in this Agreement have the meanings stated in the Note.

2. Grant of Security. As collateral security for the full, prompt, complete and final payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Obligations, Grantor hereby grants to Lender a lien on and security interest in, all of Grantor's right, title and interest in, to and under the following, whether now owned or hereafter acquired (all of which being collectively referred to herein as the "Collateral"):
a. All Accounts of Grantor (including, but not limited to, and notwithstanding anything in this Agreement to the contrary, any and all proceeds, money or accounts under all Contracts (without exception), including the proceeds from or received or receivable in respect of the Grantor's right to receive a milestone payment due to be paid to the Grantor upon the completion of the pivotal Phase II clinical trial of clofarabine under the Co-Development Agreement dated March 9, 2001, between the Grantor and Ilex Oncology, Inc.; provided that 50% of the aforesaid milestone payment is to be paid by Grantor to Southern Research Institute and that portion of the milestone payment is not deemed to be "Collateral," nor is that portion of any other payment to be made to Grantor under the Co-Development Agreement which Grantor is required to pay to Southern Research Institute upon receipt thereof deemed to be "Collateral");

b.   All Chattel Paper of Grantor;
c. All Contracts of Grantor (excluding those contracts set forth on Schedule A; provided, however, that the foregoing exclusion shall in no way restrict the assignment of or right to receive a security interest in or lien on, proceeds, money or accounts under such contracts);
d.   All Deposit Accounts of Grantor;
e.   All Documents of Grantor;
f.   All Equipment of Grantor;
g.   All Fixtures of Grantor;
h. All General Intangibles of Grantor (excluding (a) those contracts set forth on Schedule A or (b) those General Intangibles that are prohibited from being assigned or transferred or granted as a security interest under the contracts set forth on Schedule A; provided, however, that the foregoing exclusions shall in no way restrict the assignment of or right to receive a security interest in or lien on, proceeds, money or accounts under such contracts);
i. All Instruments of Grantor, including, without limitation, Promissory Notes;
j.   All Inventory of Grantor;
k.   All Investment Property of Grantor;
l.   All Letter-of Credit Rights of Grantor;
m.   All Supporting Obligations of Grantor;
n. All property of Grantor held by Lender, including, without limitation, all property of every description now or hereafter in the possession or custody of or in transit to Lender for any purpose, including, without limitation, safekeeping, collection or pledge, for the account of Grantor, or as to which Grantor may have any right or power;
o. All other goods and personal property of Grantor wherever located, whether tangible or intangible, and whether now owned or hereafter acquired, existing, leased or consigned by or to Grantor, except those goods and personal property which are excluded pursuant to Section 2(c) or 2(h) hereunder; and
p. To the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for and rents, profits and products of each of the foregoing.

If Grantor shall at any time acquire a Commercial Tort Claim, Grantor shall promptly notify the Lender in a writing signed by Grantor of the brief details thereof and grant to Lender in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Lender.
Grantor hereby authorizes the Lender to file, without Grantor's signature thereon and at Grantor's expense, financing statements, continuation statements (including "in lieu" continuation statements) and amendments thereto, that describe the Collateral and which contain any other information required by Part
5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including if Grantor is an organization, the type of organization and any organization identification number issued to Grantor.

3. Security for Obligations. This Agreement secures the payment of (i) all of the unpaid principal amount of, and accrued interest on (including any interest that accrues after the commencement of any bankruptcy proceeding) the Note, (ii) the obligation of Grantor to pay any fees, costs and expenses of Lender under the Note, and (iii) all other obligations, liabilities and indebtedness owed by Grantor to the Lender under the Note, in each case, whether now existing or hereafter incurred (collectively, the "Obligations").

4.   Rights of Lender; Collection of Accounts.
a. Grantor expressly agrees that Grantor shall remain liable under each of its Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder and that Grantor shall perform all of its duties and obligations thereunder such that the Grantor shall not be deemed to be in breach of each such Contract. The Lender shall not have any obligation or liability under any Contract by reason of or arising out of this Agreement or the granting to the Lender of a lien therein or the receipt by the Lender of any payment relating to any Contract pursuant hereto, nor shall the Lender be required or obligated in any manner to perform or fulfill any of the obligations of Grantor under or pursuant to any Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by them or the sufficiency of any performance by any party under any Contract, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

b. The Lender authorizes Grantor to collect its accounts, provided that such collection is performed in a prudent and businesslike manner, and the Lender may, upon the occurrence and during the continuation of any Event of Default and without notice, limit or terminate said authority at any time. Upon the occurrence and during the continuance of any Event of Default, at the request of the Lender, Grantor shall deliver to Lender all original and other documents which created and/or relate to such accounts, including, without limitation, all original orders, invoices and shipping receipts.

c. The Lender may at any time, upon the occurrence and during the continuance of any Event of Default, without notifying Grantor of its intention to do so, notify Account Debtors of Grantor, parties to the Contracts of Grantor, obligors in respect of Instruments of Grantor and obligors in respect of Chattel Paper of Grantor that the Accounts and the right, title and interest of Grantor in, to and under such Contracts, Instruments and Chattel Paper have been assigned to Lender and that payments thereunder or with respect thereto are to be made directly to the Lender. Upon the request of the Lender, Grantor shall promptly so notify such Account Debtors, parties to such Contracts, obligors in respect of such Instruments and obligors in respect of such Chattel Paper. Upon the occurrence and during the continuance of any Event of Default, the Lender may, in Lender's name or in the name of others, communicate with such Account Debtors, parties to such Contracts, obligors in respect of such Instruments and obligors in respect of such Chattel Paper to verify with such parties, to the Lender's satisfaction, the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper. Notwithstanding the foregoing, Lender shall not notify or otherwise communicate with any parties to Contracts or Account Debtors of Grantor except upon the occurrence of any Event of Default.

d. Without limiting the foregoing and Lender's rights as set forth in the foregoing, any action by the Lender pursuant to or as described in Section 4(b) or Section 4(c) hereof shall be in compliance with the provisions set forth in Section 12(b)(v) hereof.


5. Representations and Warranties of Grantor. Grantor represents and warrants as follows:
a. Grantor is a corporation duly organized, existing and in good standing under the laws of the Delaware, (b) has the legal power to own its property and to carry on its business as now being conducted, and (c) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect;

b. Grantor is, and as to Collateral acquired by it from time to time after the date hereof Grantor will be, the owner of all Collateral free from any liens, other than liens created hereby and other than Permitted Liens;

c. This Agreement creates, for the benefit and security of Lender in respect of the Obligations, a legally valid and binding lien on, pledge of, and security interest in the Collateral and, upon the filing of a UCC Financing Statement, and any applicable filings with respect to Copyrights, Patents or Trademarks in respect of the Collateral, such lien, pledge and security interest will be perfected and will have priority over the claims of any other present and future creditors of the Company (other than Permitted Liens or liens upon such of the Collateral that must be perfected by possession or control of such Collateral); and

d. Grantor's chief executive office, principal place of business and the place where Grantor maintains its records concerning the Collateral are each presently located at the address set forth on the signature page hereof; and Grantor's Federal taxpayer identification number and Grantor's organizational identification number under the laws of the State in which Grantor, as a registered organization, was organized are as set forth on the signature page hereto.


6.   As to the Collateral.
a. Notwithstanding anything to the contrary contained herein, the assignment by Grantor herein stated is intended to be an assignment for security purposes and is not intended to divest Grantor of its ownership of the Collateral, except as otherwise provided herein.

b. So long as no Event of Default has occurred and is continuing, (i) Grantor shall retain title to and record ownership of the Collateral, and(ii) Grantor shall be entitled to receive any and all income or distributions made with respect to the Collateral, except as provided in Section 6(c) hereof.

c. Upon the occurrence and during the continuance of an Event of Default, all income and proceeds of the Collateral which are received by Grantor shall be (i) received in trust for the benefit of the Lender, (ii) segregated from other funds of Grantor, and (iii) forthwith paid over by Grantor to the Lender (for application in accordance with this Agreement) in the same form as so received.


7. Covenants of Grantor. Grantor covenants and agrees with Lender that unless approved by Lender:
a. Grantor shall not sell, assign (by operation of law or otherwise), or otherwise transfer any of the Collateral, or attempt or contract to do so, or grant any option with respect to any of the Collateral, except Inventory in the ordinary course of business.

b. Grantor shall not change its name, identity or corporate structure in any manner, nor change its jurisdiction of organization, relocate its chief executive office, principal place of business or its principal records with respect to the Collateral, or allow the relocation of any Collateral, in each case without thirty (30) days' prior written notice to the Lender.

c. Grantor shall not, directly or indirectly, create or permit to exist any lien upon or with respect to any of the Collateral, and shall defend the Collateral against, and take such other action as is necessary to remove, any lien on the Collateral, except for the lien created hereby and any Permitted Liens.

d. Grantor shall maintain all tangible Collateral in good condition and repair, ordinary wear and tear excepted.

e. Grantor shall maintain on the Collateral property damage and liability insurance in such amounts, against such risks, and in such forms and with such companies as are customarily maintained by businesses similar to Grantor. Each such policy shall not be materially altered or canceled, and the coverage will not be materially reduced, in any case, without at least thirty (30) days' prior written notice to the Lender. Grantor shall provide the Lender with satisfactory evidence of such insurance coverage at the request of the Lender.

f. Grantor shall promptly pay when due all property and other taxes, assessments and government charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith and by appropriate proceedings and adequate reserves are being maintained in connection therewith; provided that this Section 7(f) shall not apply to claims for labor, materials or supplies which Payee consents in writing shall be excluded herewith, notwithstanding that such claims, if unpaid, might become a lien or charge upon such properties or any part thereof.

g. Grantor shall keep and maintain at its own cost and expense satisfactory and reasonably complete records of the Collateral. Grantor shall furnish the Lender with such information regarding the Collateral as the Lender may reasonably request from time to time and shall allow the Lender, upon reasonable notice, access during normal business hours to inspect the Collateral and Grantor's records, accounts and books pertaining to the Collateral, provided that no restriction as to normal business hours shall be required during the continuance of an Event of Default.

h. Grantor shall not knowingly take or omit to take any action, the taking or omission of which might impair Lender's lien on the Collateral or adversely affect the value of the Collateral.

i. Upon the occurrence and during the continuance of any Event of Default, Grantor shall not grant any extension of the time of payment of any of its Accounts, Chattel Paper, Instruments or amounts due under any of its Contracts or Documents, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon other than trade discounts and rebates granted in the ordinary course of Grantor's business.

j. Grantor shall (i) protect, defend and maintain the validity and enforceability of the Copyrights, Patents and Trademarks,
(ii) use commercially reasonable efforts to detect infringements of the Copyrights, Patents and Trademarks and promptly advise the Lender in writing of material infringements detected, and (iii) not allow any material Copyrights, Patents or Trademarks to be abandoned, forfeited or dedicated to the public without the written consent of the Lender, unless any such abandonment is appropriate in accordance with reasonable and customary business practice.

k. Grantor shall not execute or authorize to be filed in any public office any UCC financing statement (or similar statement or instrument of registration under the law of any jurisdiction) except UCC financing statements filed or to be filed in respect of and covering the lien created by this Agreement.

l. Grantor shall not amend, modify, waive, take any action or fail to take any action with respect to all or a portion of any Contract set forth on Schedule A attached hereto which Grantor reasonably expects or should expect would adversely affect Lender's interest in the Collateral (including, but not limited to, the value of the Collateral) or which affect the timing, value or amount of any proceeds due under any Contract set forth on Schedule A.


8. Further Assurances. Grantor agrees, at any time and from time to time, at the expense of Grantor, and upon request of the Lender, to promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce Lender's rights and remedies hereunder with respect to any Collateral, including, without limitation, (i) delivering and causing to be filed any financing or continuation statements (including "in lieu" continuation statements) under the UCC with respect to the security interests granted hereby, (ii) obtaining "control" by or on behalf of Lender of any Investment Property, Deposit Accounts, Letter-of-Credit Rights or Electronic Chatter Paper (with reference to applicable provisions of the UCC with respect to "control" for such items of Collateral), (iii) placing the interest of the Lender as lienholders on the certificate of title (or similar evidence of ownership) of any Equipment constituting Collateral owned by Grantor which is covered by a certificate of title (or similar evidence of ownership), (iv) filing or cooperating with the Lender in filing any forms or other documents required to be recorded with the United States Patent and Trademark Office, United States Copyright Office, or any actions, filings, recordings or registrations in any foreign jurisdiction or under any international treaty, required to secure or protect Lender's interest in the Collateral, (v) transferring Collateral to the possession of the Lender (if a security interest in such Collateral can only be perfected by possession), (vi) executing and delivering or causing to be delivered written notice to insurers of Lender's security interest in, or claim in or under, any policy of insurance (including unearned premiums), and (vii) using its best efforts to obtain acknowledgements from bailees having possession of any Collateral and waivers of liens from landlords and mortgagees of any location where any of the Collateral may from time to time be stored or located. If Grantor executes and delivers any document or instrument pursuant to this Section 8, such document or instrument shall be in form and substance reasonably satisfactory to the Lender and a copy thereof shall be provided by Grantor to the Lender; and if Grantor takes any other action pursuant to this Section 8, such action shall be taken with the prior written consent of the Lender and notice thereof shall be given by Grantor to the Lender.

9. Security Interest Absolute. All rights of the Lender and the assignment and security interest hereunder, and all obligations of Grantor hereunder, shall remain in full force and effect and shall secure the Obligations, and shall be absolute and unconditional, irrespective of:

a. any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Note; or

b. any taking, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

c. any manner of application of any Collateral, or proceeds thereof, to all or any of the Obligations or any manner of sale or other disposition of any Collateral; or

d. any other circumstances other than releases, waivers and the like by the Lender that might otherwise constitute a defense available to, or a discharge of, Grantor's obligations hereunder or Lender's security interest hereunder.

10.  Continuing Security Interest; Sale of Participations;
Release of Collateral.
This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Obligations (subject to Section 14 hereof), (ii) be binding upon Grantor, its successors and its permitted assigns under the Note, and (iii) inure to the benefit of, and be enforceable by (subject to the terms hereof), the Lender and its successors and assigns. No sales of participations in, and no other sales, assignments, transfers or other dispositions of, any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein by the Lender shall in any manner affect the lien granted to the Lender hereunder. Subject to Section 14 hereof, upon the payment in full of the Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantor. Upon any such termination, the Lender will, at Grantor' expense, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination. The Lender shall, at the request of Grantor, deliver any document reasonably necessary to release any lien granted hereunder with respect to any Collateral Grantor is transferring.

11. Lender's Duties. The powers conferred on the Lender hereunder are solely to protect Lender's interest in the Collateral as a secured party and shall not impose any duty upon the Lender to exercise any such powers. Except for the safe custody of any Collateral in Lender's possession and the accounting for money actually received by Lender hereunder, the Lender shall not have any duty as to any Collateral or as to the taking of any necessary steps to preserve any rights pertaining to any Collateral. The Lender shall not have any responsibility or liability for the collection of any proceeds of any Collateral or by reason of any invalidity, lack of value or uncollectability of any of the Collateral. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in the Lender's possession if such Collateral is accorded treatment substantially equal to that which the Lender accords its own property.


12.  Events of Default; Remedies Upon Default; Actions by Lender.
a. The occurrence of an Event of Default under and as defined in the Note shall constitute an "Event of Default" hereunder.
b.   If any Event of Default shall have occurred:
i. The Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to Lender (or any of them), all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and may also, without notice of any kind or demand of performance or other demand (all and each of which demands and notices are hereby expressly waived to the maximum extent provided by the UCC and other applicable law) reclaim, take possession, recover, store, maintain, finish, repair, prepare for sale or lease, advertise for sale or lease and sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at the Lender's offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. In connection with the liquidation, sale or other disposition of the Collateral, the Lender is granted a non-exclusive, royalty-free license or other right to use, without charge, Grantor' labels, patents, copyrights, trade secrets, trade names, trademarks, service marks, or any similar property as it pertains to the Collateral, in completing a liquidation, sale or other disposition of the Collateral. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Grantor agrees that in any sale of any of the Collateral, whether at a foreclosure sale or otherwise, the Lender is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and the Lender, require that such prospective bidders and the Lender have certain qualifications and restrict such prospective bidders and the Lender to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), and Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Lender be liable or accountable to Grantor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

ii. Grantor authorizes the Lender, on the terms set forth herein, to enter the premises where the Collateral (or any part of it) is located, to take possession of the Collateral (or any part of it), and to pay, purchase, contract, or compromise any encumbrance, charge or lien which, in the opinion of the Lender, appears to be prior or superior to its security interest. Grantor further agrees, at the Lender's request, to assemble the Collateral and make it available to the Lender at places which the Lender shall reasonably select. To the maximum extent permitted by applicable law, Grantor hereby waives all claims, damages, and demands against the Lender arising out of the repossession, retention or sale of the Collateral.

iii. The Lender may sell Collateral without giving warranties as to such Collateral. The Lender may specifically disclaim any warranties of title or the like. The foregoing will not be considered adversely to affect the commercial reasonableness of any sale of Collateral.

iv. If the Lender sells any of the Collateral upon credit, Grantor will be credited only with, and at the time of, payments actually made by the purchaser in such sale received by the purchaser and applied to the indebtedness of such purchaser. In the event the purchaser in such sale fails to pay for the Collateral, the Lender may resell the Collateral and Grantor shall be credited with the proceeds of the resale in accordance with the preceding sentence. In the event the Lender purchase any of the Collateral being sold, the Lender may pay for the Collateral by crediting some or all of the amounts described in clauses first, second, third and fourth of Section 12(b)(vi) hereof.

v. Any cash held by the Lender as Collateral and all cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral or the exercise of any other remedies consequent upon an Event of Default shall be applied in whole or in part by the Lender against all or any part of the Obligations in the following order:
First, to the Lender in an amount sufficient to pay in full the Obligations, including all reasonable fees, costs, expenses, liabilities and advances incurred or made by the Lender in connection with the sale, disposition or other realization of the Collateral, including without limitation, reasonable attorneys' fees; Second, upon payment in full of all the Obligations, to Grantor or to whomsoever may be lawfully entitled to receive such surplus.

vi. Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to fully pay the Obligations, and Grantor also shall be liable for the reasonable costs and expenses (including reasonable attorneys' fees and expenses) incurred by Lender to collect such deficiency.

vii. Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.


13. Expenses. Grantor shall upon demand pay to the Lender the amount of any and all reasonable expenses, including the reasonable and necessary fees and expenses the Lender's counsel and of any experts and agents, which the Lender may incur in connection with (a) the administration of this Agreement, (b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (c) the exercise or enforcement of any of the rights of the Lender hereunder, or
(d) the failure by Grantor to perform or observe any of the provisions hereof or of under the Note.

14. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Grantor's property and assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

15. Amendments, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the parties necessary to amend the Note, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

16. Cumulative Remedies. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. The Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of their respective rights or remedies hereunder, nor shall any single or partial exercise of any right or remedy hereunder on any one occasion preclude the further exercise thereof or the exercise of any other right or remedy.

17.  Lender May Perform; Reimbursement; Power of Attorney.
a. If Grantor fails to perform any obligation of Grantor under this Agreement, the Lender may, but shall not have the obligation to, without prior notice to or obtaining the consent of Grantor, perform that obligation on behalf of Grantor, including, without limitation, obtaining insurance coverage for the Collateral and satisfying tax obligations or liens on the Collateral. Grantor shall reimburse the Lender on demand for all reasonable expenses and reasonable attorneys' fees incurred by the Lender in performing any such obligation, including interest at the interest rate specified in the Note.

b. Grantor hereby absolutely and irrevocably constitutes and appoints the Lender as Grantor's true and lawful agent and attorney-in-fact, with full power of substitution, in the name of
Grantor: (a) to take any and all such action as the Lender or any of its agents, nominees or attorneys may, in its or their sole and absolute discretion, reasonably determine as necessary or advisable for the purpose of maintaining, preserving or protecting the security constituted by this Agreement or any of the rights, remedies, powers or privileges of the Lender under this Agreement; and (b) generally, in the name of Grantor to exercise all or any of the powers, authorities and discretions, conferred on or reserved to the Lender by or pursuant to this Agreement, and (without prejudice to the generality of any of the foregoing) to seal and deliver or otherwise perfect any deed, assurance, agreement, instrument or act as the Lender may deem proper in or for the purpose of exercising any of such powers, authorities or discretions, in each case. Grantor hereby ratifies and confirms, and hereby agrees to ratify and confirm, whatever lawful acts the Lender or any of its agents, nominees or attorneys shall do or purport to do in the exercise of the power of attorney granted to the Lender pursuant to this Section 17(b), which power of attorney, being given for security, is irrevocable. Notwithstanding anything to the contrary in this
Section 17(b), no such action as Grantor's true and lawful agent and attorney-in-fact may be taken by Lender except upon the occurrence of any Event of Default.

18. Addresses for Notices. All notices and other communications to any party provided for hereunder shall be in writing and mailed by registered or certified mail, return receipt requested, to the addresses for the Grantor and the Lender set forth on the signature pages hereto, or, as to any party, to such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 18. A copy of each notice to Grantor shall also be sent to Piper Marbury Rudnick & Wolfe, LLP, 1251 Avenue of the Americas, 29th Floor, New York, New York 10020-1104, Attention:
Andrew J. Cosentino, Esq. A copy of each notice to Lender shall also be sent to Paul, Hastings, Janofsky & Walker, LLP, 399 Park Avenue, New York, New York 10022, Attention: Luke P. Iovine, III, Esq. All such notices and other communications shall be effective (i) upon personal delivery to the party to be notified; (ii) on the date of first attempted delivery after having been sent by registered or certified mail, return receipt requested, postage prepaid; (iii) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

19. Forbearance; Delay. Any forbearance, failure or delay by the Lender in exercising any right, power or remedy hereunder shall not preclude the exercise thereof. Every right, power or remedy of the Lender shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing executed by the Lender.

20. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

21. Successors and Assigns. This Agreement is for the benefit of the Lender and its successors and assigns, and in the event of an assignment of all or any of the Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This
Agreement shall be binding on the Grantor and its respective successors and assigns.

22. Consent To Jurisdiction And Service Of Process. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF GRANTOR AND LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE GRANTOR AND LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH OF GRANTOR AND LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

23. Waiver Of Jury Trial. EACH OF GRANTOR AND LENDER WAIVES ITS RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING
OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST
ANY OTHER PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS,
TORT CLAIMS, OR OTHERWISE.  EACH OF GRANTOR AND LENDER
AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED
BY A COURT TRIAL WITHOUT A JURY.  WITHOUT LIMITING THE
FOREGOING, EACH OF GRANTOR AND LENDER FURTHER AGREES THAT
ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING
WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF.
THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS,
RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

24. Advice of Counsel; Construction. Each of Grantor and Lender represents and warrants that it has discussed this Agreement, including, without limitation, Section 22 and Section 23 hereof, with its counsel. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of the Agreement.

25. Headings. The various headings in this Agreement are inserted for convenience only and shall not affect the meanings or interpretation of this Agreement or any provision hereof.

26. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York determined without reference to principles of conflicts of law, except to the extent that the validity or perfection of any security interest created hereunder, or remedies hereunder, in respect of any item of the Collateral is governed by the laws of a jurisdiction other than the State of New York.

27. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original.


IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

BIOENVISION, INC.



By:
     Name:
     Title:

Address:  One Rockefeller Plaza
Suite 1600
New York, New York  10020

Telephone No.:
Federal Taxpayer Identification No.:
Organizational No.:
State of Incorporation:  Delaware

SCO CAPITAL PARTNERS LLC



By:
     Name:
     Title:

Address:  1285 Avenue of the Americas
35th Floor
New York, New York  10019

Telephone Number:



SCHEDULE A

(1)  Inter-Institutional Agreement between Sloan-Kettering
Institute for Cancer Research and Southern Research Institute, effective August 31, 1998.

(2) Co-Development Agreement between Southern Research Institute and Eurobiotech Group, Inc., effective August 31, 1998.

(3)  Co-Development Agreement between Bioenvision, Inc. and Ilex
Oncology, Inc., effective March 12, 2001.

(4)  Co-Development Agreement between Bioenvision, Inc. and
Stegram Pharmaceuticals, Ltd., effective July 15, 1998.

(5)  Research and Licence Agreement between Bioenvision, Inc,
Velindre NHS Trust and University College Cardiff Consultants
Limited, effective January 9, 2001

(6)  Research and Licence Agreement between Bioenvision, Inc and
Cardiff University effective July 8, 2001

(7)  Licence Agreement between University College London and
Bioenvision, Inc effective March 1, 1999

(8)  Research Agreement between Stegram Pharmaceuticals Ltd,
Queen Mary and Westfield College and Bioenvision, Inc effective
June 14, 1999